UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 10, 2024

Roivant Sciences Ltd.
(Exact name of Registrant as Specified in Its Charter)

Bermuda	001-40782	98-1173944
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7th Floor
50 Broadway
London SW1H 0DB
United Kingdom
(Address of Principal Executive Offices)

+44 207 400-3347
(Registrant’s Telephone Number, Including Area Code)

Former Name or Former Address, if Changed Since Last Report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $0.0000000341740141 per share	ROIV	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On September 10, 2024, Roivant Sciences Ltd. (the “Company”) held its 2024 Annual General Meeting of Shareholders. At that meeting, the shareholders considered and acted upon four proposals as described in more detail in the Company’s Proxy Statement.

Of 739,183,842 common shares outstanding and entitled to vote as of the close of business on the record date for the meeting, July 17, 2024, the holders of record of 680,116,302 common shares were present at the meeting either in person or by proxy. All proposals on the agenda were approved by the shareholders. Below are the final voting results.

(1)
Shareholders re-elected the individuals named below to serve as Class III directors of the Company, to hold office until the date of the annual general meeting of shareholders following the fiscal year ending March 31, 2027, and until their successors are duly elected and qualified, or until such director’s earlier death, resignation or removal. Election of each director required approval by a plurality of the votes cast.

Nominee	For	Withheld	Broker Non-Votes
Ilan Oren	409,647,664	195,587,109	74,881,529
James C. Momtazee	457,800,746	147,434,027	74,881,529
Dr. Mayukh Sukhatme	602,544,381	2,690,392	74,881,529

(2)
Shareholders ratified the appointment of Ernst & Young LLP (“EY”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2025, and to appoint EY as the Company’s auditor for statutory purposes under the Bermuda Companies Act 1981, as amended, for the fiscal year ending March 31, 2025. Ratification required a simple majority of the votes cast.

For	679,096,310
Against	759,669
Abstain	260,323

(3)
Shareholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement, including the compensation tables and related narrative disclosures.

For	540,184,951
Against	64,461,892
Abstain	587,930
Broker Non-Vote	74,881,529

(4)
Shareholders approved, on a non-binding advisory basis, every one year for the frequency of future non-binding advisory votes to approve the compensation of the Company’s named executive officers. In light of these voting results, which align with the Board of Directors’ recommendation to the Company’s shareholders, the Company has decided that it will hold an advisory vote on the compensation of the Company’s named executive officers annually.

1 Year	600,744,457
2 Years	43,363
3 Years	4,070,563
Abstain	376,390
Broker Non-Vote	74,881,529

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ROIVANT SCIENCES LTD.

Date: September 16, 2024	By:	/s/ Matt Maisak
Name: Matt Maisak
Title: Authorized Signatory